Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Commitments and Contingencies.
Commitments and Contingencies

7.              Commitments and Contingencies

Litigation

Pursuant to a Separation and Distribution Agreement between Penn and GLPI, any liability arising from or relating to legal proceedings involving the businesses and operations of Penn’s real property holdings prior to the Spin-Off (other than any liability arising from or relating to legal proceedings where the dispute arises from the operation or ownership of the TRS Properties) will be retained by Penn and Penn will indemnify GLPI (and its subsidiaries, directors, officers, employees and agents and certain other related parties) against any losses it may incur arising from or relating to such legal proceedings.

The Company is subject to various legal and administrative proceedings relating to personal injuries, employment matters, commercial transactions, and other matters arising in the normal course of business. The Company does not believe that the final outcome of these matters will have a material adverse effect on the Company’s consolidated financial position or results of operations. In addition, the Company maintains what it believes is adequate insurance coverage to further mitigate the risks of such proceedings. However, such proceedings can be costly, time consuming, and unpredictable and, therefore, no assurance can be given that the final outcome of such proceedings may not materially impact the Company’s financial condition or results of operations. Further, no assurance can be given that the amount or scope of existing insurance coverage will be sufficient to cover losses arising from such matters.

7. Commitments and Contingencies

Litigation

        Pursuant to a Separation and Distribution Agreement between Penn and GLPI, any liability arising from or relating to legal proceedings involving the businesses and operations of Penn's real property holdings prior to the Spin-Off (other than any liability arising from or relating to legal proceedings where the dispute arises from the operation or ownership of the TRS Properties) will be retained by Penn and Penn will indemnify GLPI (and its subsidiaries, directors, officers, employees and agents and certain other related parties) against any losses it may incur arising from or relating to such legal proceedings.

        The Company is subject to various legal and administrative proceedings relating to personal injuries, employment matters, commercial transactions, and other matters arising in the normal course of business. The Company does not believe that the final outcome of these matters will have a material adverse effect on the Company's consolidated financial position or results of operations. In addition, the Company maintains what it believes is adequate insurance coverage to further mitigate the risks of such proceedings. However, such proceedings can be costly, time consuming, and unpredictable and, therefore, no assurance can be given that the final outcome of such proceedings may not materially impact the Company's financial condition or results of operations. Further, no assurance can be given that the amount or scope of existing insurance coverage will be sufficient to cover losses arising from such matters.

Operating Lease Commitments

        As part of the Spin-Off, Penn assigned to GLPI various leases on the property acquired in connection with the Spin-Off. The following is a description of some of the more significant lease contracts that Penn assigned to GLPI. Total rental expense under these agreements was $0.4 million for the year ended December 31, 2013 (which covers the period subsequent to the Spin-Off date).

        One of Penn's subsidiaries entered into a lease agreement for the land utilized in connection with the operations of a casino in Biloxi, Mississippi. The lease commenced March 3, 1994 and is for a term of 99 years. The annual rental payments are increased every 5 years by fifteen percent and will be $0.2 million for 2014. The next reset period is in March 2014.

        One of Penn's subsidiaries entered into a lease agreement for the land utilized in connection with the operations of a casino in Tunica, Mississippi. The lease commenced on October 11, 1993 with a five year initial term and nine five year renewals at the tenant's option. The lease agreement has an annual fixed rent provision, as well as an annual revenue-sharing provisions, which is equal to the result obtained by subtracting the fixed rent provision from 4% of gross revenues.

        One of Penn's subsidiaries has an operating lease with the City of Bangor which covers the permanent casino facility that opened on July 1, 2008. Under the lease agreement, there is a fixed rent provision which GLPI is responsible for which totals $0.1 million per year. The final term of the lease, which commenced with the opening of the permanent facility, is for an initial term of fifteen years, with three ten-year renewal options.

        The future minimum lease commitments relating to the base lease rent portion of noncancelable operating leases at December 31, 2013 are as follows (in thousands):

Year ending December 31,
2014	$1,013
2015	314
2016	302
2017	316
2018	334
Thereafter	44,178

Total	$46,457

        In addition, for the TRS Properties, the Company is liable under numerous operating leases for equipment and other miscellaneous assets, which expire at various dates through 2015. Total rental expense under these agreements was $1.4 million, $1.6 million and $1.6 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Capital Expenditure Commitments

        The Company's current construction program for 2014 calls for capital expenditures of approximately $137.4 million, of which the Company was contractually committed to spend approximately $34.5 million at December 31, 2013, related to the two Ohio racetracks scheduled to be opened in the fall of 2014.

        Additionally, as part of the Spin-Off, GLPI is committed to fund certain projects in development at Penn, including a new gaming and entertainment destination in Philadelphia, PA and an integrated racing and gaming facility in Lawrence County, near Pittsburgh (the last of the Category 1 sites in Pennsylvania). If Penn is selected for both of these projects, GLPI would provide real estate financing in the form of a loan or lease up to $418.5 million for these two projects.

Purchase obligations

        The Company has obligations to purchase various goods and services totaling $1.4 million at December 31, 2013, of which $1.1 million will be incurred in 2014.

Employee Benefit Plans

        The Company maintains a profit-sharing plan under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended, which covers all eligible employees. The plan enables participating employees to defer a portion of their salary in a retirement fund to be administered by the Company. The Company makes a discretionary match contribution of 50% of employees' elective salary deferrals, up to a maximum of 6% of eligible employee compensation. The matching contributions for the profit-sharing plan for all years ended December 31, 2013, 2012 and 2011 were $0.2 million.

        The Company maintains a non-qualified deferred compensation plan that covers most management and other highly-compensated employees. The plan allows the participants to defer, on a pre-tax basis, a portion of their base annual salary and/or their annual bonus, and earn tax-deferred earnings on these deferrals. The plan also provides for matching Company contributions that vest over a five-year period. The Company has established a Trust, and transfers to the Trust, on a periodic basis, an amount necessary to provide for its respective future liabilities with respect to participant deferral and Company contribution amounts. The Company's matching contributions for the non-qualified deferred compensation plan for the years ended December 31, 2013, 2012 and 2011 were $0.3 million, $0.1 million and $0.1 million, respectively. The Company's deferred compensation liability, which was included in other current liabilities within the consolidated balance sheet, was $12.8 million at December 31, 2013 and relates primarily to balances contributed to use as part of the Spin-Off related to our executive officers that were previously employed by Penn.

Labor Agreements

        Some of Hollywood Casino Perryville's employees are currently represented by labor unions. The Seafarers Entertainment and Allied Trade Union represents 128 of Hollywood Casino Perryville's employees under an agreement that expires in February 2020. Additionally, Local No. 27 United Food and Commercial Workers and United Industrial Service Transportation Professional and Government Workers of North America represent certain employees under collective bargaining agreements that expire in 2020, neither of which represents more than 50 of Hollywood Casino Perryville's employees. If the Company fails to renew or modify existing agreements on satisfactory terms, this failure could have a material adverse effect on Hollywood Casino Perryville's business, financial condition and results of operations. There can be no assurance that Hollywood Casino Perryville will be able to maintain these agreements.